Exhibit 99.2

Supplemental Financial Information For the quarter ended September 30, 2026 November 6, 2026

JW MARRIOTT
FOGO DE CHÃO
FOGO DE CHÃO
CEMETERIES
CANAL
2013
PJ's COFFEE
Of New Orleans
ART SHAVING

Supplemental Financial Information November 6, 2026

Supplemental Financial Information November 6, 2026

CORPORATE PROFILE AND DISCLOSURES

REGARDING NON-GAAP FINANCIAL MEASURES

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 2

Supplemental Financial Information November 6, 2026

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of November 6, 2026 owns 13 hotels comprised of approximately 6,200 rooms, all of which are operated under nationally recognized brands. Sunstone’s strategy is to create long-term stakeholder value through the acquisition, active ownership, and disposition of well-located hotel and resort real estate.

This presentation contains unaudited information and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Corporate Headquarters

15 Enterprise, Suite 200

Aliso Viejo, CA 92656

(949) 330-4000

Company Contacts

Bryan Giglia

Chief Executive Officer

(949) 382-3036

Aaron Reyes

Chief Financial Officer

(949) 382-3018

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 3

Supplemental Financial Information November 6, 2026

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as we do. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“Nareit”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. Nareit defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the Nareit definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently than we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 4

Supplemental Financial Information November 6, 2026

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre or Adjusted FFO attributable to common stockholders:

•
Amortization of deferred stock compensation: we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.
•
Amortization of contract intangibles: we exclude the noncash amortization of any favorable or unfavorable contract intangibles recorded in conjunction with our hotel acquisitions. We exclude the noncash amortization of contract intangibles because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
•
Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
•
Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
•
Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; the write-off of development costs associated with abandoned projects; non-real estate-related impairment losses; property-level restructuring, severance, and management transition costs; pre-opening costs associated with extensive renovation projects; debt resolution costs; lease terminations; property insurance restoration proceeds or uninsured losses; and other nonrecurring identified adjustments.

In addition, to derive Adjusted EBITDAre, we exclude the amortization of our right-of-use assets and related lease obligations as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the real estate amortization of our right-of-use assets and related lease obligations (with the exception of our corporate operating lease) as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude gains or losses on the redemptions or repurchases of preferred stock, changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDAre, Adjusted EBITDAre, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 5

Supplemental Financial Information November 6, 2026

COMPARABLE CORPORATE FINANCIAL INFORMATION

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 6

Supplemental Financial Information November 6, 2026

Comparable Consolidated Statements of Operations

Q3 2026 – Q4 2025, Trailing 12 Months

	Quarter Ended (1)				Trailing 12 Months (1)
(Unaudited and in thousands)	September 30,	June 30,	March 31,	December 31,	Ended
	2026	2026	2026	2025	September 30, 2026
Revenues
Room	$134,037	$148,108	$139,313	$125,106	$546,564
Food and beverage	66,785	72,796	68,533	64,143	272,257
Other operating	24,340	27,446	22,589	23,968	98,343
Total revenues	225,162	248,350	230,435	213,217	917,164

Operating Expenses
Room	35,319	35,625	34,612	32,264	137,820
Food and beverage	48,605	48,734	45,926	44,097	187,362
Other expenses	87,061	90,228	86,069	79,287	342,645
Corporate overhead	6,410	8,760	6,835	7,369	29,374
Depreciation and amortization	30,287	30,469	30,331	30,319	121,406
Impairment and other losses	—	1,639	—	—	1,639
Total operating expenses	207,682	215,455	203,773	193,336	820,246

Interest and other income	2,620	3,791	1,533	3,940	11,884
Interest expense	(10,729)	(11,782)	(11,277)	(13,707)	(47,495)
Income before income taxes	9,371	24,904	16,918	10,114	61,307
Income tax (provision) benefit, net	65	(187)	(122)	56	(188)
Net income	$9,436	$24,717	$16,796	$10,170	$61,119

(1)
Includes results for all 13 hotels owned by the Company as of September 30, 2026.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 7

Supplemental Financial Information November 6, 2026

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, and Total Portfolio Hotel Adjusted EBITDAre

Q3 2026 – Q4 2025, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	September 30,	June 30,	March 31,	December 31,	Ended
(In thousands)	2026	2026	2026	2025	September 30, 2026

Net income	$40,889	$26,025	$18,557	$7,217	$92,688
Depreciation and amortization	30,287	34,260	34,177	34,180	132,904
Interest expense	10,729	11,782	11,277	13,707	47,495
Income tax provision (benefit), net	296	187	122	(56)	549
Gain on sale of assets	(31,489)	—	—	—	(31,489)
Impairment and other losses	—	1,639	—	—	1,639
EBITDAre	50,712	73,893	64,133	55,048	243,786

Amortization of deferred stock compensation	2,015	3,557	1,889	1,958	9,419
Amortization of right-of-use assets and obligations	(233)	(225)	(217)	(167)	(842)
(Gain) loss on property damage, net	1,144	(2,473)	1,930	(277)	324
Property-level pre-opening and management transition costs	841	118	—	—	959
Property-level legal settlement costs	—	935	—	—	935
Management transition costs	—	907	—	—	907
Adjustments to EBITDAre, net	3,767	2,819	3,602	1,514	11,702

Adjusted EBITDAre	54,479	76,712	67,735	56,562	255,488
Sold hotel Adjusted EBITDAre (1)	(325)	(5,099)	(5,607)	(908)	(11,939)

Comparable Adjusted EBITDAre	54,154	71,613	62,128	55,654	243,549

Corporate-level adjustments, net (2)	2,277	3,445	4,082	1,701	11,505

Total Portfolio Hotel Adjusted EBITDAre	$56,431	$75,058	$66,210	$57,355	$255,054

*Footnotes on page 10

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 8

Supplemental Financial Information November 6, 2026

Comparable Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q3 2026 – Q4 2025, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	September 30,	June 30,	March 31,	December 31,	Ended
(In thousands, except per share data)	2026	2026	2026	2025	September 30, 2026

Net income	$40,889	$26,025	$18,557	$7,217	$92,688
Preferred stock dividends, net of gain on repurchases	(2,196)	(46)	(2,602)	(3,985)	(8,829)
Real estate depreciation and amortization	29,946	33,918	33,832	33,834	131,530
Gain on sale of assets	(31,489)	—	—	—	(31,489)
Impairment and other losses	—	1,639	—	—	1,639
FFO attributable to common stockholders	37,150	61,536	49,787	37,066	185,539

Amortization of deferred stock compensation	2,015	3,557	1,889	1,958	9,419
Real estate amortization of right-of-use assets and obligations	(200)	(200)	(186)	(137)	(723)
Amortization of contract intangibles, net	312	314	315	315	1,256
Noncash interest on derivatives, net	(2,995)	(1,964)	(2,121)	210	(6,870)
(Gain) loss on property damage, net	1,144	(2,473)	1,930	(277)	324
Property-level pre-opening and management transition costs	841	118	—	—	959
Property-level legal settlement costs	—	935	—	—	935
Management transition costs	—	907	—	—	907
Gain on preferred stock repurchases, net	(1,452)	(3,685)	(1,500)	(254)	(6,891)
Income tax related to hotel disposition	361	—	—	—	361
Adjustments to FFO attributable to common stockholders, net	26	(2,491)	327	1,815	(323)

Adjusted FFO attributable to common stockholders	37,176	59,045	50,114	38,881	185,216
Sold hotel Adjusted FFO (1)	(325)	(5,099)	(5,607)	(908)	(11,939)

Comparable Adjusted FFO attributable to common stockholders	$36,851	$53,946	$44,507	$37,973	$173,277

Comparable Adjusted FFO attributable to common stockholders per diluted share	$0.21	$0.31	$0.25	$0.22	$0.98

Basic weighted average shares outstanding	181,502	185,333	188,361	189,172	186,092
Shares associated with unvested restricted stock awards	320	423	428	776	487
Diluted weighted average shares outstanding	181,822	185,756	188,789	189,948	186,579
Equity transactions (3)	(5,749)	(9,650)	(12,797)	(13,894)	(10,523)
Comparable diluted weighted average shares outstanding	176,073	176,106	175,992	176,054	176,056

*Footnotes on page 10

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information November 6, 2026

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Total Portfolio Hotel Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q3 2026 – Q4 2025, Trailing 12 Months Footnotes

(1)
Sold hotel Adjusted EBITDAre and Adjusted FFO include results for Hyatt Regency San Francisco, sold in July 2026.
(2)
Corporate-level adjustments, net primarily consist of corporate overhead expenses and interest and other income.
(3)
Equity transactions represent pro forma adjustments to reflect the Company's repurchases of its common stock during the first, second, and third quarters of 2026 and the fourth quarter of 2025 as if the repurchases had occurred on October 1, 2025.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information November 6, 2026

CAPITALIZATION

CAPITALIZATION	Page 11

Supplemental Financial Information November 6, 2026

Comparative Capitalization

Q3 2026 – Q3 2025

	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands, except per share data)	2026	2026	2026	2025	2025

Common Share Price & Dividends
At the end of the quarter	$11.21	$11.45	$9.01	$8.94	$9.37
High during quarter ended	$11.85	$11.92	$9.71	$9.86	$9.92
Low during quarter ended	$10.64	$8.99	$8.73	$8.81	$8.63
Common dividends per share	$0.09	$0.09	$0.09	$0.09	$0.09

Common Shares & Units
Common shares outstanding	176,575	185,944	186,967	189,710	189,912
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	176,575	185,944	186,967	189,710	189,912

Capitalization
Market value of common equity	$1,979,406	$2,129,063	$1,684,576	$1,696,003	$1,779,474
Liquidation value of preferred equity - Series G	66,250	66,250	66,250	66,250	66,250
Liquidation value of preferred equity - Series H	91,115	99,368	107,579	113,648	115,000
Liquidation value of preferred equity - Series I	70,919	79,530	96,716	99,774	100,000
Total debt	955,000	980,000	955,000	930,000	930,000
Total capitalization	$3,162,690	$3,354,211	$2,910,121	$2,905,675	$2,990,724

Total debt to total capitalization	30.2%	29.2%	32.8%	32.0%	31.1%
Total debt and preferred equity to total capitalization	37.4%	36.5%	42.1%	41.6%	40.5%

CAPITALIZATION	Page 12

Supplemental Financial Information November 6, 2026

Debt and Preferred Stock Summary Schedule

(In thousands)	Interest Rate /	Maturity	September 30, 2026
Unsecured Debt	Spread	Date (1)	Balance

Series B Senior Notes	4.79%	01/10/2028	$105,000
Revolving Line of Credit	5.40%	09/24/2030	—
Term Loan 1 (2)	4.67%	01/24/2031	275,000
Term Loan 2 (2)	5.80%	01/24/2031	275,000
Term Loan 3 (2)	5.35%	01/24/2031	300,000
Total Unsecured Debt			$955,000

Preferred Stock
Series G cumulative redeemable preferred (3)	6.750%	Perpetual	$66,250
Series H cumulative redeemable preferred	6.125%	Perpetual	91,115
Series I cumulative redeemable preferred	5.700%	Perpetual	70,919
Total Preferred Stock			$228,284

Debt and Preferred Statistics (4)
		Debt Statistics	Debt and Preferred Statistics
% Fixed Rate		68.6%	74.6%
% Floating Rate		31.4%	25.4%
Average Interest Rate		5.22%	5.41%
Weighted Average Maturity of Debt		4.0 years	N/A

(1)
Maturity Date assumes the exercise of all available extensions for the Revolving Line of Credit and Term Loans 1 and 2. The Revolving Line of Credit has an initial maturity of September 2029 with two six-month extensions. Term Loan 1 has an initial maturity of January 2029 with two twelve-month extensions, and Term Loan 2 has an initial maturity of January 2030 with one twelve-month extension. By extending these loans, the Company's weighted average maturity of debt increases from 3.1 years to 4.0 years.
(2)
Interest rates on the Term Loans are calculated according to a leverage-based pricing grid with a range of 135 to 220 basis points over the applicable term SOFR. The interest rates for Term Loans 1 and 2 include the effect of the Company's interest rate swap derivatives. In October 2026, the Company entered into two separate interest rate swap agreements on portions of its Term Loan 2 balance. The first interest rate swap agreement has a notional amount of $75.0 million, became effective on October 6, 2026, expires on January 24, 2029, and effectively fixes the SOFR component of the interest rate on $75.0 million of Term Loan 2 borrowings at 4.59%. The second interest rate swap agreement has a notional amount of $100.0 million, became effective on October 22, 2026, expires on January 24, 2030, and effectively fixes the SOFR component of the interest rate on $100.0 million of Term Loan 2 borrowings at 4.49%. The interest rate for Term Loan 2 includes the effect of the Company's interest rate derivative swaps entered into in October 2026.
(3)
The dividend rate on the Series G cumulative redeemable preferred stock increased to the greater of (i) the rate equal to Montage Healdsburg's annual net operating income yield on our total investment in the resort or (ii) 6.5% and 7.5%, in July 2025 and July 2026, respectively. Based on the dividends earned during the previous twelve months, this equates to an annual yield of 6.75%. Beginning in the third quarter of 2027, the annual dividend rate will increase to the greater of 8.5% or the rate equal to Montage Healdsburg’s annual net operating income yield on our total investment in the resort.
(4)
Debt and Preferred Statistics include the effect of the Company’s interest rate derivative swaps on Term Loan 2 entered into in October 2026.

CAPITALIZATION	Page 13

Supplemental Financial Information November 6, 2026

PROPERTY-LEVEL DATA AND OPERATING STATISTICS

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 14

Supplemental Financial Information November 6, 2026

Hotel Information as of November 6, 2026

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Year Acquired

1	Hilton San Diego Bayfront (1) (2)	California	Hilton	1,190	19%	Leasehold	2011 / 2022
2	The Westin Washington, DC Downtown	Washington DC	Marriott	807	13%	Fee Simple	2005
3	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	13%	Fee Simple	2005
4	Hyatt Regency San Antonio Riverwalk	Texas	Hyatt	630	10%	Fee Simple	2024
5	Wailea Beach Resort	Hawaii	Marriott	543	9%	Fee Simple	2014
6	JW Marriott New Orleans (3)	Louisiana	Marriott	501	8%	Fee Simple	2011
7	Marriott Boston Long Wharf	Massachusetts	Marriott	415	7%	Fee Simple	2007
8	Marriott Long Beach Downtown	California	Marriott	376	6%	Fee Simple	2005
9	Andaz Miami Beach	Florida	Hyatt	287	5%	Fee Simple	2022
10	The Bidwell Marriott Portland	Oregon	Marriott	258	4%	Fee Simple	2000
11	Hilton Key West Resort & Marina (4)	Florida	Hilton	175	3%	Fee Simple	2017
12	Montage Healdsburg (5)	California	Montage	130	2%	Fee Simple	2021
13	Four Seasons Resort Napa Valley (5)	California	Four Seasons	85	1%	Fee Simple	2021

	Total Portfolio			6,178	100%

(1)
In June 2022, the Company acquired the 25.0% noncontrolling partner's ownership interest in the Hilton San Diego Bayfront. Following this acquisition, the Company owns 100% of the hotel.
(2)
The ground lease at the Hilton San Diego Bayfront matures in 2071.
(3)
Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space that is not integral to the hotel’s operations.
(4)
Hilton Key West Resort & Marina debuted in July 2026, following the hotel's conversion from Oceans Edge Resort & Marina.
(5)
The number of rooms excludes rooms provided by owners of the separately owned private residences at each resort who may periodically elect to participate in the applicable resort’s residential rental program.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 15

Supplemental Financial Information November 6, 2026

Property-Level Operating Statistics

ADR, Occupancy, RevPAR and Total RevPAR (TRevPAR)

Q3 2026 vs Q3 2025

Hotels sorted by number of rooms	For the Quarters Ended September 30,
	ADR			Occupancy				RevPAR			TRevPAR
	2026	2025	Change	2026	2025	Change		2026	2025	Change	2026	2025	Change
Hilton San Diego Bayfront	$283	$281	0.9%	84.0%	85.5%	(150)	bps	$238	$240	(0.9)%	$443	$451	(1.8)%
The Westin Washington, DC Downtown	263	268	(1.6)%	69.6%	65.4%	420	bps	183	175	4.7%	273	293	(6.9)%
Renaissance Orlando at SeaWorld®	164	161	1.6%	60.8%	61.9%	(110)	bps	99	100	(0.2)%	235	221	6.5%
Hyatt Regency San Antonio Riverwalk	175	172	1.7%	68.1%	53.4%	1,470	bps	119	92	29.7%	205	145	41.2%
Wailea Beach Resort	578	586	(1.5)%	82.7%	64.2%	1,850	bps	478	376	26.9%	740	565	30.9%
JW Marriott New Orleans	199	193	3.1%	59.9%	57.6%	230	bps	119	111	7.2%	185	161	15.1%
Marriott Boston Long Wharf	453	423	6.9%	91.7%	89.2%	250	bps	415	378	9.9%	571	514	11.2%
Marriott Long Beach Downtown	236	236	0.0%	81.5%	74.4%	710	bps	192	176	9.5%	272	235	15.7%
The Bidwell Marriott Portland	166	146	13.5%	81.6%	84.1%	(250)	bps	136	123	10.2%	183	166	9.9%
Hilton Key West Resort & Marina	216	206	5.0%	47.0%	55.1%	(810)	bps	102	114	(10.4)%	225	243	(7.7)%
Montage Healdsburg	1,053	1,114	(5.5)%	71.1%	62.9%	820	bps	749	701	6.9%	1,474	1,417	4.0%
Four Seasons Resort Napa Valley	1,516	1,306	16.1%	73.5%	66.8%	670	bps	1,114	872	27.8%	1,881	1,562	20.4%

Total Portfolio, excluding Andaz Miami Beach (1)	323	310	4.2%	73.8%	69.7%	410	bps	238	216	10.3%	400	365	9.6%

Andaz Miami Beach (2)	336	305	10.0%	49.0%	36.4%	1,260	bps	165	111	48.1%	294	201	46.0%

Total Portfolio (3)	$324	$310	4.4%	72.7%	68.1%	460	bps	$235	$211	11.4%	$395	$357	10.5%

*Footnotes on page 18

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 16

Supplemental Financial Information November 6, 2026

Property-Level Operating Statistics

ADR, Occupancy, RevPAR and Total RevPAR (TRevPAR)

YTD Q3 2026 vs YTD Q3 2025

Hotels sorted by number of rooms	For the Nine Months Ended September 30,
	ADR			Occupancy				RevPAR			TRevPAR
	2026	2025	Change	2026	2025	Change		2026	2025	Change	2026	2025	Change
Hilton San Diego Bayfront	$293	$288	1.7%	80.5%	82.9%	(240)	bps	$235	$238	(1.2)%	$420	$436	(3.7)%
The Westin Washington, DC Downtown	294	301	(2.4)%	71.2%	69.4%	180	bps	209	209	0.1%	329	337	(2.1)%
Renaissance Orlando at SeaWorld®	201	198	1.5%	67.3%	71.6%	(430)	bps	135	142	(4.6)%	307	306	0.5%
Hyatt Regency San Antonio Riverwalk	186	191	(2.8)%	71.8%	63.6%	820	bps	133	122	9.7%	227	200	13.5%
Wailea Beach Resort	614	619	(0.8)%	82.8%	69.3%	1,350	bps	509	429	18.6%	782	664	17.7%
JW Marriott New Orleans	245	256	(4.5)%	67.6%	66.8%	80	bps	165	171	(3.3)%	248	240	3.5%
Marriott Boston Long Wharf	395	382	3.3%	83.2%	82.1%	110	bps	329	314	4.7%	459	436	5.2%
Marriott Long Beach Downtown	247	239	3.2%	77.7%	76.9%	80	bps	192	184	4.3%	270	254	6.5%
The Bidwell Marriott Portland	155	149	3.9%	76.8%	79.7%	(290)	bps	119	119	0.1%	161	159	0.8%
Hilton Key West Resort & Marina	313	294	6.4%	69.5%	73.0%	(350)	bps	217	214	1.3%	392	381	3.0%
Montage Healdsburg	1,033	1,035	(0.2)%	65.5%	57.9%	760	bps	676	599	12.9%	1,327	1,203	10.2%
Four Seasons Resort Napa Valley	1,307	1,231	6.2%	65.5%	59.5%	600	bps	856	733	16.9%	1,546	1,375	12.4%

Total Portfolio, excluding Andaz Miami Beach (1)	329	319	3.0%	74.6%	73.1%	150	bps	245	233	5.1%	411	392	4.8%

Andaz Miami Beach (2)	477	311	53.6%	69.0%	17.1%	5,190	bps	329	53	519.7%	521	99	425.6%

Total Portfolio (3)	$335	$319	5.0%	74.4%	70.5%	390	bps	$249	$225	10.8%	$416	$379	9.9%

*Footnotes on page 18

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 17

Supplemental Financial Information November 6, 2026

Property-Level Operating Statistics

Q3 & YTD 2026 vs. 2025 Footnotes

(1)
Total Portfolio, excluding Andaz Miami Beach includes all hotels owned by the Company as of September 30, 2026, with the exception of Andaz Miami Beach due to its renovation and subsequent ramp up activity during the first nine months of 2026 and 2025.
(2)
Operating statistics for the first nine months of 2026 and 2025 are impacted by renovation and subsequent ramp up activity at Andaz Miami Beach. In May 2025, operations resumed at Andaz Miami Beach, following an extensive renovation during which the Company suspended operations in March 2024 to allow the renovation work to be performed more efficiently.
(3)
Total Portfolio consists of all 13 hotels owned by the Company as of September 30, 2026.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 18

Supplemental Financial Information November 6, 2026

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 19

Supplemental Financial Information November 6, 2026

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 2026 vs Q3 2025

Hotels sorted by number of rooms	For the Quarters Ended September 30,
	2026			2025
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$48,455	$13,780	28.4%	$49,359	$15,576	31.6%	(320)	bps
The Westin Washington, DC Downtown	20,266	5,674	28.0%	21,776	5,836	26.8%	120	bps
Renaissance Orlando at SeaWorld®	16,899	2,785	16.5%	15,865	2,739	17.3%	(80)	bps
Hyatt Regency San Antonio Riverwalk	11,891	3,370	28.3%	8,424	1,337	15.9%	1,240	bps
Wailea Beach Resort	36,955	11,047	29.9%	28,238	7,836	27.7%	220	bps
JW Marriott New Orleans	8,547	2,035	23.8%	7,423	1,414	19.0%	480	bps
Marriott Boston Long Wharf	21,812	10,031	46.0%	19,607	9,178	46.8%	(80)	bps
Marriott Long Beach Downtown	9,394	2,492	26.5%	8,120	1,891	23.3%	320	bps
The Bidwell Marriott Portland	4,332	1,019	23.5%	3,942	815	20.7%	280	bps
Hilton Key West Resort & Marina	3,616	(92)	(2.5)%	3,918	129	3.3%	(580)	bps
Montage Healdsburg	18,631	3,840	20.6%	17,940	4,151	23.1%	(250)	bps
Four Seasons Resort Napa Valley	16,610	2,087	12.6%	13,799	1,151	8.3%	430	bps

Total Portfolio, excluding Andaz Miami Beach (1)	217,408	58,068	26.7%	198,411	52,053	26.2%	50	bps

Andaz Miami Beach (2)	7,754	(1,637)	(21.1)%	5,312	(2,494)	(47.0)%	2,590	bps

Total Portfolio (3)	225,162	56,431	25.1%	203,723	49,559	24.3%	80	bps

Add: Sold Hotels (4)	8,556	325	3.8%	25,600	3,139	12.3%		N/A

Actual Portfolio (5)	$233,718	$56,756	24.3%	$229,323	$52,698	23.0%		N/A

*Footnotes on page 22

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 20

Supplemental Financial Information November 6, 2026

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

YTD Q3 2026 vs YTD Q3 2025

Hotels sorted by number of rooms	For the Nine Months Ended September 30,
	2026			2025
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$136,390	$37,582	27.6%	$141,635	$44,492	31.4%	(380)	bps
The Westin Washington, DC Downtown	72,556	22,179	30.6%	74,136	22,259	30.0%	60	bps
Renaissance Orlando at SeaWorld®	65,558	18,353	28.0%	65,201	18,763	28.8%	(80)	bps
Hyatt Regency San Antonio Riverwalk	38,995	13,120	33.6%	34,370	10,870	31.6%	200	bps
Wailea Beach Resort	115,859	38,549	33.3%	98,574	31,178	31.6%	170	bps
JW Marriott New Orleans	33,979	12,932	38.1%	32,818	13,006	39.6%	(150)	bps
Marriott Boston Long Wharf	51,977	19,846	38.2%	49,414	18,945	38.3%	(10)	bps
Marriott Long Beach Downtown	27,755	7,433	26.8%	26,071	6,768	26.0%	80	bps
The Bidwell Marriott Portland	11,310	1,974	17.5%	11,218	1,991	17.7%	(20)	bps
Hilton Key West Resort & Marina	18,732	5,544	29.6%	18,186	5,197	28.6%	100	bps
Montage Healdsburg	49,736	10,105	20.3%	44,950	8,784	19.5%	80	bps
Four Seasons Resort Napa Valley	40,249	2,430	6.0%	36,021	580	1.6%	440	bps

Total Portfolio, excluding Andaz Miami Beach (1)	663,096	190,047	28.7%	632,594	182,833	28.9%	(20)	bps

Andaz Miami Beach (2)	40,851	7,652	18.7%	7,773	(5,298)	(68.2)%	8,690	bps

Total Portfolio (3)	703,947	197,699	28.1%	640,367	177,535	27.7%	40	bps

Add: Sold Hotels (4)	66,589	11,031	16.6%	82,793	11,843	14.3%		N/A

Actual Portfolio (5)	$770,536	$208,730	27.1%	$723,160	$189,378	26.2%		N/A

*Footnotes on page 22

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 21

Supplemental Financial Information November 6, 2026

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 & YTD 2026 vs. 2025 Footnotes

(1)
Total Portfolio, excluding Andaz Miami Beach includes all hotels owned by the Company as of September 30, 2026, with the exception of Andaz Miami Beach due to its renovation and subsequent ramp up activity during the first nine months of 2026 and 2025.
(2)
Hotel Adjusted EBITDAre for the first nine months of 2026 and 2025 is impacted by renovation and subsequent ramp up activity at Andaz Miami Beach. In May 2025, operations resumed at Andaz Miami Beach, following an extensive renovation during which the Company suspended operations in March 2024 to allow the renovation work to be performed more efficiently.
(3)
Total Portfolio consists of all 13 hotels owned by the Company as of September 30, 2026.
(4)
Sold Hotel includes results for Hilton New Orleans St. Charles, sold in June 2025, and Hyatt Regency San Francisco, sold in July 2026.
(5)
Actual Portfolio includes results for the 14 hotels owned by the Company during the third quarter and first nine months of 2026, the 14 hotels owned by the Company during the third quarter of 2025, and the 15 hotels owned by the Company during the first nine months of 2025.

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 22